UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report:  February 24, 2017

________________________________________

PUREBASE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-188575	27-2060863
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8625 State Highway 124
Ione, CA 95640

Registrant's telephone number, including area code: (209) 790-4535

________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

On February 21, 2017, Purebase Corporation, a Nevada corporation, (the "Company") was served with a Complaint, which was filed in the Amador County Superior Court by its former financial consultant's Monarch Bay Securities, LLC, now known as Boustead Securities, LLC.  The Complaint raises two causes of action. The first is for breach of a written agreement entered between the two companies, and the second is for breach of an oral agreement entered between the two companies. The Company is in the early stage of reviewing the Complaint and determining what its options are.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PureBase Corporation

By:	/s/ A. Scott Dockter
A. Scott Dockter
Chief Executive Officer

Date:  February 24, 2017